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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON,  D C  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): June 30, 1999



                            GREENPOINT CREDIT CORP.
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              (exact name of registrant as specified in charter)


                                   DELAWARE
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                (state or other jurisdiction of incorporation)


                                   333-59731
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                           (commission file number)


                                  13-4002891
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                    (I.R.S. employer identification number)


                            10089 Willow Creek Road
                         San Diego, California  92131
                                (619) 530-9394
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  (address and telephone number of registrant's principal executive offices)
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Item 5.  Other Events

    (a)  Monthly Report


The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

      Exhibit No.              Description

      * 1. Underwriting Agreement, dated November 17, 1998, between Greenpoint Credit Corp., as Contract Seller and Credit Suisse First Boston, as the representative of the several Underwriters

      * 4. Pooling and Servicing Agreement, dated as of November 1, 1998, between Greenpoint Credit Corp., as Contract Seller and Servicer and The First National Bank of Chicago as Trustee.

      99.                 Monthly Investor Servicing Report.


      * Filed previously with the commission on November 30, 1998 as an exhibit to a report on Form 8-K.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                      GREENPOINT CREDIT CORP.

                                      BY:  /s/ Charles O. Ryan
                                          ---------------------------------
                                          Name:  Charles O. Ryan
                                          Title: Senior Vice President

                                          Dated: July 29, 1999
                                                 San Diego, California